Exhibit 99.1

UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

JACK WEAVER, Derivatively on Behalf of TACTILE SYSTEMS TECHNOLOGY, INC., Plaintiff, v. BRENT MOEN, et al., Defendants, -and- TACTILE SYSTEMS TECHNOLOGY, INC., Nominal Defendant.	Case No. 1:22-cv-01063-GBW

NOTICE OF PENDENCY OF DERIVATIVE ACTION, PROPOSED
AGREEMENT OF SETTLEMENT AND RELEASE, AND SETTLEMENT HEARING

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF TACTILE SYSTEMS TECHNOLOGY, INC. (“TACTILE” OR THE “COMPANY”) AS OF JUNE 6, 2024 (THE “RECORD DATE”) (“CURRENT TACTILE STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF WEAVER V. MOEN, ET AL., CASE NO. 22-cv-01063 (the “Action” or “derivative action”), A SHAREHOLDER DERIVATIVE ACTION pending in the united states district court for the district of delaware, AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE “RELEASED CLAIMS,” AS DEFINED IN THE STIPULATION.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative lawsuit pursuant to Federal Rule of Civil Procedure 23.1.1 This Notice is provided by Order of the United States District Court for the District of Delaware (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

1.	WHY THE COMPANY HAS ISSUED THIS NOTICE

On June 6, 2024, Tactile, in its capacity as a nominal defendant, as well as certain current and former officers and directors of Tactile who were named as individual defendants,2 entered into a Stipulation of Settlement (the “Stipulation”)3 in the Derivative Action pending before the Court, styled Weaver v. Moen, et al. The Stipulation also settles the Litigation Demand. 4

The terms of the Settlement are set forth fully in the Stipulation, which can be viewed and downloaded at https://investors.tactilemedical.com/static-files/dd4bebe5-a348-4b9b-888a-c0d0e8fe8d5c. This Notice is a summary only and does not describe all of the details of the Stipulation and terms of the Settlement. For full details of the matters discussed in this Notice, please review the Stipulation and visit https://investors.tactilemedical.com/compliance.

On August 28, 2024, at 10:00 a.m., in Courtroom 6B of the Honorable Judge Gregory B. Williams, the Court will hold a hearing (the “Settlement Hearing”). The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether to approve Plaintiff’s application for attorneys’ fees and reimbursement of expenses; and (iv) such other matters as may be necessary or proper under the circumstances.

1 A derivative lawsuit involves claims brought by a shareholder on behalf of a company, rather than on behalf of himself or herself or the other shareholders of the company. The recovery in a derivative action is for the benefit of the company rather than directly for individual shareholders.

2 Specifically, Brent Moen, William Burke, Peter Soderberg, Raymond O. Huggenberger, Richard Nigon, Kevin H. Roche, Lynn Blake, Gerald R. Mattys, Robert Folkes and Bryan F. Rishe (collectively, the “Individual Defendants”; the Individual Defendants together with Tactile, the “Defendants”).

3 This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court (Docket No. 22-cv-01063). A link to the Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) containing the text of the Stipulation may be found on the Company's website at the Investor Relations page at https://investors.tactilemedical.com/annual-reports-sec-filings. All capitalized terms herein have the same meanings as set forth in the Stipulation.

4 “Litigation Demand” means the demand served on Tactile and/or members of its Board of Directors on behalf of stockholder Cory Griffin on September 2, 2022.

2.	Summary of the Action

A.	The Now Settled Securities Class Actions

Tactile, as well as certain of its current and now former officers, were named as defendants in a federal securities fraud class action, entitled Brian Mart, Individually and on Behalf of All Others Similarly Situated v. Tactile Systems Technology, Inc., et al., No. 0:20-cv-02074-NEB-BRT (D. Minn. 2020) (the “Securities Action”). On October 18, 2022, the Securities Action settled for a payment of $5 million to be distributed to buyers of Tactile stock during the Class Period.

THIS COURT HAS NO ROLE IN THE SECURITIES ACTION.

B.	Proceedings in Minnesota District Court Preceded The Action Here Being Settled

On May 24, 2022, Plaintiff filed a shareholder derivative complaint on behalf of Tactile in the United States District Court for the District of Minnesota, pleading claims against the Individual Defendants, including violations of section 14(a) of the Securities Exchange Act, rescind compensation under section 29(b) of the Securities Exchange Act, rescind employment contract compensation under section 29(b) of the Securities Exchange Act, contribution under 15 U.S.C. § 77 k(f) and 21d(5)(a)-(d) and for violations of sections 10(b) and 21d of the Securities Exchange Act, breach of fiduciary duty, and unjust enrichment. On August 9, 2022, the case was transferred to this Court upon joint motion and stipulation of the parties. The claims were based on similar facts and circumstances as the Securities Action.

C.	Proceedings in Delaware District Court

Once the Action was transferred to the Court, the litigation proceeded. On August 25, 2022, the parties entered into a stipulation and [proposed] scheduling order governing briefing on Defendants’ motion to stay. On September 27, 2022, Defendants filed their motion and brief in support of their motion to stay. On November 14, 2022, Plaintiff filed his brief in opposition to Defendants’ motion to stay. On November 30, 2022, Defendants filed their notice to withdraw motion to stay. On January 31, 2023, the parties filed their stipulation for a briefing schedule on Defendants’ motion to dismiss. On February 10, 2023, Defendants filed their motion to dismiss for failure to state a claim. On March 6, 2023, Plaintiff filed his amended complaint in this Court pleading claims against the Individual Defendants, including violations of section 14(a) of the Securities Exchange Act, rescind compensation under section 29(b) of the Securities Exchange Act, rescind employment contract compensation under section 29(b) of the Securities Exchange Act, contribution under 15 U.S.C. § 77 k(f) and 21d(5)(a)-(d) and for violations of sections 10(b) and 21d of the Securities Exchange Act, breach of fiduciary duty, and unjust enrichment. On March 31, 2023, Defendants filed their motion to dismiss the amended complaint. On April 14, 2023, the parties filed their first joint stipulation extending the briefing schedule on Defendants’ motion to dismiss. On May 3, 2023, the parties filed their second joint stipulation extending the briefing schedule on Defendants’ motion to dismiss. On June 5, 2023, the parties filed their third joint stipulation extending the briefing schedule on Defendants’ motion to dismiss.

D.	The Extensive Settlement Negotiations

Plaintiff’s Counsel engaged in extensive and ongoing settlement negotiations with the Defendants’ Counsel over the course of several months. On November 11, 2022, Plaintiff made an initial settlement demand. On December 26, 2022, Plaintiff agreed to invite the mediator who mediated the Securities Action settlement to review their settlement demand. Over the next several months, the Settling Parties5 exchanged proposals and counter proposals and participated in multiple conference calls. These extensive negotiations resulted in the execution on October 26, 2023 of a settlement term sheet that memorialized the material terms of the settlement (“Term Sheet”). The Settling Parties have expended significant time and resources participating in settlement communications in which the merits of the claims asserted in the Derivative Action, as well as the defenses thereto, were extensively discussed between the Settling Parties. The Settling Parties have now reached a definitive agreement to settle the Derivative Action, upon the terms and subject to the conditions set forth in the Stipulation.

3.	SETTLEMENT

On June 6, 2024, the Plaintiff, 6 Demand Shareholder,7 and Defendants entered into the Stipulation to resolve the Action.

Pursuant to the Stipulation, the Defendants shall cause Tactile to adopt, implement and maintain the corporate guidance provisions described in Exhibit A to the Stipulation.

Tactile and its Board acknowledged and agreed that Plaintiff’s efforts, including his efforts in investigating, preparing, commencing, and prosecuting the Derivative Action, was a material cause for the implementation of these reforms, and that the reforms confer substantial benefits upon Tactile and its shareholders.

The Stipulation also provides for the entry of judgment dismissing the Action against the Defendants with prejudice and, as explained fully in the Stipulation, releasing and discharging certain known and unknown claims that could have been brought in any court, whether arising under federal, state, common, or foreign law, which exist derivatively on behalf of Tactile, by Plaintiff or any other shareholder of Tactile that arise out of or relate in any way to the claims asserted or that could have been asserted in any of the complaints in the Action, or the Litigation Demand, or that arise out of, or relate in any way to the institution, prosecution, or settlement of the claims against the Defendants by Plaintiff in the Action or Litigation Demand against Defendants, Tactile, and Tactile’s past, present, and future officers and/or directors.

5 As set forth in the Stipulation, “Settling Parties” refers to Plaintiff, Demand Shareholder, and Defendants, collectively.

6 As set forth in the Stipulation, “Plaintiff” refers to Jack Weaver.

7 As set forth in the Stipulation, “Demand Shareholder” refers to Cory Griffin.

4.	Plaintiff’s Attorneys’ Fees and Expenses

After negotiating the financial recovery and the corporate guidance provisions, the Settling Parties began negotiating the attorneys’ fees that Tactile or Defendants’ insurance carrier(s) would pay to Plaintiff’s Counsel and Demand Shareholder’s Counsel. In light of the substantial benefits secured for Tactile by Plaintiff, Demand Shareholder, and their respective counsel in connection with the Settlement and the litigation leading up to it, the Settling Parties have agreed that Plaintiff will seek an award of attorneys fees and expenses and service awards for Plaintiff and Demand Shareholder not to exceed $485,000, all inclusive. Tactile has agreed that it or its insurers will pay any award up to $485,000 but will not pay in connection with any request for fees from Plaintiff’s counsel or Litigation Demand counsel which exceeds $485,000. All of the foregoing is subject to Court approval. Plaintiff’s Counsel will request Court approval for the payment to Plaintiff and Demand Shareholder of service awards in an amount not to exceed $7,500, subject to Court approval, which will be funded from the Fee and Expense Award.

5.	Reasons for the Settlement

The Court did not decide in favor of the Plaintiff or the Defendants. The proposed Settlement was negotiated at arm’s-length by attorneys representing the Settling Parties. The attorneys for all of the Settling Parties have extensive experience in shareholder derivative cases, and they all believe the Settlement is in the best interest of their clients. Tactile and Plaintiff believes that the Settlement provides substantial benefits upon Tactile and its shareholders.

5.1	Why Did the Plaintiff Agree to Settle?

Plaintiff’s Counsel investigated claims and the underlying events and transactions alleged in the Action. Plaintiff’s Counsel have analyzed the evidence adduced during their investigation and have researched the applicable law with respect to the claims of Plaintiff, Tactile, and its shareholders against the Defendants and the potential defenses thereto.

Based upon their investigation, Plaintiff and Plaintiff’s Counsel have concluded that the terms and conditions of the Settlement are fair, reasonable, and adequate to Plaintiff, current shareholders of Tactile, and Tactile, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (a) the substantial benefits that Tactile and its shareholders will receive from the Settlement; (b) the attendant risks of continued litigation of the Action; and (c) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiff and Plaintiff’s Counsel considered the significant litigation risk inherent in this Action. The law imposes significant burdens on Plaintiff for pleading and proving a shareholder derivative claim. While Plaintiff believes his claims are meritorious, Plaintiff acknowledges that there is a substantial risk that the Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiff and Plaintiff’s Counsel believe that, under the circumstances, they have obtained the best possible relief for Tactile and its shareholders.

5.2	Why Did the Defendants Agree to Settle?

The Individual Defendants have denied and continue to deny each and all of the claims and allegations alleged by Plaintiff in the Derivative Action and Litigation Demand, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Derivative Action and Litigation Demand. The Individual Defendants believe that they have substantial defenses to the claims and allegations alleged against them in the Derivative Action and Litigation Demand. The Individual Defendants believe that, at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of Tactile and its stockholders. Nonetheless, the Individual Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Action. The Individual Defendants have, therefore, determined that it is in the best interests of Tactile for the Derivative Action and Litigation Demand to be settled in the manner and upon the terms and conditions set forth in this Stipulation.

6.	Settlement Hearing

On August 28, 2024, at 10:00 a.m., in Courtroom 6B of the Honorable Judge Gregory B. Williams, the Court will hold the Settlement Hearing. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

7.	Right to Attend Settlement Hearing

Any Current Tactile Shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT TACTILE SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

8.	Right to Object to Settlement and Procedures for Doing So

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

8.1	You Must Make Detailed Objections in Writing

Any objection must be presented in writing and must contain the following information. The Court may not consider any objection that does not substantially include the following information:

1)	Your name, legal address, and telephone number;

2)	The case name and number (Weaver v. Moen, et al., Case No. 22-cv-01063);

3)	Proof of being a current Tactile stockholder as of the Record Date, June 6, 2024;

4)	The date(s) you acquired your Tactile shares;

5)	A statement of your position regarding the matters to be heard at the Settlement Hearing, including the grounds for each objection or the reasons you desire to appear and be heard;

6)	Notice of whether you intend to appear at the Settlement Hearing (though attendance is not required if you have lodged your objection);

7)	Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intent to call to testify at the Settlement Hearing and the subject(s) of any expected testimony;

8)	The identities of any cases, by name, court, and docket number, in which the objector or his, her, or its attorney has objected to a settlement in the last three years.

8.2	You Must Timely Deliver Written Objections to the Court, Plaintiff’s Counsel, and Defendants’ Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN 20 CALENDAR DAYS BEFORE THE SETTLEMENT HEARING.

The Court Clerk's Address is: United States District Court, District of Delaware, 844 North King Street, Unit 18, Wilmington, Delaware 19801-3570.

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFF AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN 20 CALENDAR DAYS BEFORE THE SETTLEMENT HEARING.

Counsel for Plaintiff:

Lee Squitieri

SQUITIERI & FEARON, LLP

305 Broadway

7th Floor

New York, New York 10007

(212) 421-6492

Counsel for Defendants:

Joseph C. Schoell (#3133)
FAEGRE DRINKER BIDDLE & REATH LLP

222 Delaware Avenue, Suite 1410

Wilmington, Delaware 19801

(302) 467-4200

joseph.schoell@faegredrinker.com

Matthew Kilby (pro hac vice)

Rory F. Collins (pro hac vice)

Anderson Tuggle (pro hac vice)

FAEGRE DRINKER BIDDLE & REATH LLP

2200 Wells Fargo Center
99 South Seventh Street
Minneapolis, MN 55402

(612) 766-7000

matthew.kilby@faegredrinker.com

rory.collins@faegredrinker.com
anderson.tuggle@faegredrinker.com

9.	How to Obtain More Information

This Notice summarizes the Settlement. It is not a complete statement of the events of the Action, the Settlement, or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Clerk of the Court, 844 North King Street, Unit 18, Wilmington, Delaware 19801-3570, at any time during regular business hours of each business day. You may also visit https://investors.tactilemedical.com/compliance.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone to Lee Squitieri (lee@sfclasslaw.com) at (212) 421-6492 or in writing to Squitieri & Fearon, LLP, 305 Broadway, 7th Floor, New York, New York 10007.

DATED:         July 5, 2024

BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF DELAWARE